AGREEMENT


      THIS AGREEMENT ("Agreement") is made and entered into this 17th f November, 1997, by and among SEATON GROUP, INC., a Delaware corporation ("Seaton"), HIREL HOLDINGS, INC., a Delaware corporation ("Hirel") and HIREL MARKETING, INC., a Florida corporation ("Marketing").

                             W I T N E S S E T H:

      WHEREAS,  Seaton is engaged in  negotiations  to acquire all of the issued and outstanding shares of UNITED INFORMATION SYSTEMS, INC., a Florida corporation, and UIS INDUSTRIAL LTDA, a Brazilian corporation (collectively hereinafter referred to as "UIS"); and

      WHEREAS, Hirel, for itself and its wholly-owned subsidiary, Marketing, had previously engaged in substantial negotiations with UIS in connection with the proposed acquisition by Hirel, Marketing or their assigns of UIS; and

      WHEREAS, UIS has advised Hirel that in lieu of proceeding with the proposed transaction with Hirel, UIS intends to enter into a transaction with, and be acquired by, Seaton; and

      WHEREAS, in exchange for the "Seaton Stock" (as hereinafter defined), Hirel has agreed to release Seaton and UIS from and against any and all rights or claims Hirel may have with respect to its proposed acquisition of UIS.

      NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

      1. RECITALS. The foregoing recitals are true and correct and are incorporated herein by this reference.

      2. SEATON STOCK. Simultaneous with the closing by Seaton with its proposed acquisition of UIS, and in exchange for the general release from Hirel and Marketing pursuant to Section 3 hereof, Seaton shall pay to Hirel the sum of $80,000, payable by issuance to Hirel of 200,000 shares of the common stock of Seaton, par value .001 ("Seaton Stock"). The Seaton Stock shall not be registered as of the date of transfer, but shall be subject to registration as hereafter provided. Hirel is entitled to registration rights, including piggyback registration rights, for the Seaton Stock when Seaton proposes to file a registration statement under the Securities Act of 1933, as amended, with respect to an offering for its own account of any class of security (other than in connection with a merger pursuant to a Form S-3) or for the account of Seaton's shareholders. Seaton will bear all expenses of such registration. Seaton agrees to file a registration statement not later than January 1, 1998. In addition to the foregoing, and in recognition of the substantial legal fees and costs incurred by Hirel in connection with its extended negotiations and efforts with UIS, Seaton shall also issue to Ruden, McClosky, Smith, Schuster & Russell, P.A., counsel for Hirel, on behalf of and for the benefit of Hirel,



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10,000 shares of the common stock of Seaton,  which is agreed to to have a value of $4,000 (which shares, for all purposes hereunder, shall be included within the definition of Seaton Stock).

      3. HIREL AND MARKETING GENERAL RELEASE AND COOPERATION. Hirel and Marketing hereby acknowledge and agree that they have no rights with respect to the acquisition of UIS. Hirel and Marketing hereby agree to provide to Seaton all information they have acquired with respect to the assets and operations of UIS. Hirel and Marketing hereby remise, release, acquit, satisfy, and forever discharge Seaton and UIS of and from all, and all manner of action and actions, cause and causes of action, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgments, executions, claims and demands whatsoever, in law or in equity, which Hirel or Marketing ever had, now has, or which any successor or assign of Hirel or Marketing, hereafter can, shall or may have, against Seaton or UIS, for, upon or by reason of any matter, cause or thing whatsoever, from the beginning of the world to the day of these presents.

      4. SEATON GENERAL RELEASE. Seaton hereby remises, releases, acquits, satisfies, and forever discharges Hirel and Marketing of and from all, and all manner of action and actions, cause and causes of action, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgments, executions, claims and demands whatsoever, in law or in equity, which Seaton ever had, now has, or which any successor or assign of Seaton, hereafter can, shall or may have, against Hirel or Marketing, for, upon or by reason of any matter, cause or thing whatsoever, from the beginning of the world to the day of these presents.

      5. NOTICES. All notices, demands and other communications given hereunder shall be in writing and shall be deemed to have been duly given (a) upon hand delivery thereof, (b) upon telefax and written confirmation of receipt, (c) upon receipt of any overnight deliveries, or (d) on the third (3rd) business day after mailing United States registered or certified mail, return receipt requested, postage prepaid, to the addresses set forth below their respective signatures, or to such other address or to such other person as any party shall designate to the others for such purposes in the manner hereinabove set forth.

      6. FURTHER ASSURANCES. The parties will execute and deliver such further instruments and do such further acts and things as may be required to carry out the intent and purposes of this Agreement.

      7. SUCCESSORS AND ASSIGNS. This Agreement and any amendments hereto shall be binding upon and, to the extent expressly permitted by the provisions hereof, shall inure to the benefit of the parties, their respective successors and assigns.

      8. APPLICABLE LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Florida. This Agreement is intended to be performed in accordance with, and only to the extent permitted by, all applicable laws, ordinances, rules, and regulations of the jurisdiction in which the Partnership does business.

      9. ENTIRE AGREEMENT. This Agreement sets forth all (and is intended by all parties hereto to be an integration of all) of the promises, agreements,

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conditions,  understandings,  warranties and  representations  among the parties hereto  with  respect  to the  Partnership,  the  Partnership  business  and the
Partnership  assets,  and  there  are  no  promises,   agreements,   conditions,
understandings, warranties or representations, oral or written, express or implied, except as set forth herein. In the event of any conflict between the terms of this Agreement and the Shareholders Agreement, the terms of the Shareholders Agreement shall govern.

      10. COUNTERPARTS. This Agreement and any amendments hereto may be executed in counterparts, each of which shall be deemed an original, and such counterparts shall constitute but one and the same instrument.

      11. GENDER. Whenever the context requires, any pronoun used herein may be deemed to mean the corresponding masculine, feminine or neuter in form thereof and the singular form of any nouns and pronouns herein may be deemed to mean the corresponding plural and vice versa as the case may require.

      12. ARBITRATION. Any controversy, dispute, disagreement or claim arising out of or related to any provision of this Agreement, or any alleged breach of provisions relating thereto, other than with respect to any provision hereunder for which injunctive or other equitable relief is specifically provided for hereunder, shall be settled exclusively by binding arbitration, which shall be conducted in Palm Beach County, Florida before a panel of three arbitrators in accordance with the Commercial Arbitration Rules of the American Arbitration Association as in effect from time to time, except as modified by the agreement of all of the parties to this Agreement. The arbitrator(s) shall use their best efforts to conduct the arbitration so that a final result, determination, finding, judgment and/or award (the "Final Determination") is made or rendered no later than ninety (90) business days after the delivery of the notice of arbitration nor later than twenty (20) days following conclusion of the arbitration hearing. The Final Determination must be signed by the arbitrator. The Final Determination shall be final and binding on all parties and there shall be no appeal from or reexamination of the Final Determination, except for fraud, perjury, evident partiality or misconduct by an arbitrator prejudicing the rights of any party and to correct manifest clerical errors. The parties to such arbitration may enforce any Final Determination in any state or federal court having jurisdiction over the dispute.

      13. REMEDIES. Each of the parties acknowledge and agree that in the event that a party hereto shall violate any of the restrictions or fail to perform any of the obligations hereunder, the other parties will be without adequate remedy at law and will therefore be entitled to enforce such restrictions or obligations by temporary or permanent injunctive or mandatory relief obtained in an action or proceeding instituted in any court of competent jurisdiction without the necessity of proving damages and without prejudice to any other remedies it may have at law or in equity.

      14. NO THIRD PARTY BENEFICIARY. This Agreement is made solely and specifically among and for the benefit of the parties hereto, and their respective successors and assigns subject to the express provisions hereof relating to successors and assigns, and no other person shall have any rights, interest or claims hereunder or be entitled to any benefits under or on account of this Agreement as a third party beneficiary or otherwise; provided, however, that the provisions of Section 3 hereof shall inure to the benefit of UIS.


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


      15. NO RECORDATION. Neither this Agreement nor any memorandum thereof shall be recorded amongst the public records of any governmental authority without the prior written consent of all of the parties hereto.

      16. TIME OF THE ESSENCE. Time is of the essence as to all time periods set forth in this Agreement.

      IN WITNESS WHEREOF, the parties hereto have made and entered into this Agreement as of the date first above written.


                                         SEATON GROUP, INC.


                                          By:  /s/ Amgus Hay
                                             -----------------------------------
                                          Address:  1900 Corporate Boulevard
                                                    Suite 305 West
                                                    Boca Raton, Florida 33431


                                          HIREL HOLDINGS, INC.


                                          By:  /s/ Gregory S. Fenech
                                             -----------------------------------
                                          Address:  650 S.W. 16th Terrace
                                                    Pompano Beach, FL 33069
                                                    Attention: President



                                          HIREL MARKETING, INC.


                                          By:  /s/  Michael S. Duggan
                                             -----------------------------------
                                          Address:  650 S.W. 16th Terrace
                                                    Pompano Beach, FL 33069
                                                    Attention: President













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